August 8, 2007

DREYFUS PREMIER INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated August 1, 2007

Effective August 8, 2007, the following information supersedes and replaces any contrary information contained in the section of the Fund's Prospectus entitled "Management":

Effective August 8, 2007, William S. Patzer serves as the Fund's primary portfolio manager. Mr. Patzer is an employee of Dreyfus and its affiliate, The Boston Company Asset Management LLC ("TBCAM"). Mr. Patzer has been the lead portfolio manager of TBCAM's Global Core Equity strategy since November 2006, and lead portfolio manager of TBCAM's Emerging Markets Core Equity, International Core Equity and International Small Cap strategies since August 2007. Mr. Patzer is also a Research Analyst covering the health care sector for TBCAM since November 2005. Prior to joining TBCAM, Mr. Patzer served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Before joining Goldman Sachs Asset Management, Mr. Patzer was Co-Manager for the Global Value Fund and a Senior Fund Analyst at Merrill Lynch Investment Managers.

Remi J. Browne and Peter S. Carpenter are no longer portfolio managers for the Fund.